First Quarter Results 2007

James A. Squires

Executive Vice President Finance

Net Income

$ 285

$ 305

Diluted Earnings per Share

$ 0.72

$ 0.71

   2006                                         2007                                                                            2006                                                 2007

% Change vs. Prior Period          - 7%                                                                                                                                    - 1%

Net Income and
Diluted Earnings per Share
First Quarter
($ Millions except per share)

First Qtr

2006

Favorable

(Unfavorable)

First Qtr

2007

  Railway Operating Revenues                             $        2,247$  2,303                   $(56)             (2%)

  Railway Operating Expenses                                1,719          1,752           33              2

     Income From Railway Operations        $           528$                        551              $(23)             (4%)

Income From Railway Operations
First Quarter 2007 vs. 2006
($ Millions)

$                            %

Railway Operating Ratio                                                 76.5   76.1                           (0.4)                                    (1%)

Casualties

and Other

Claims

+ $9

- $12

- $1

   - $40

Materials,

Services

and Rents

Diesel Fuel

Compensation

and

Benefits

Depreciation

- $6

+ $17

Other

Net Decrease                             $ 33 Million / 2%

Railway Operating Expense Analysis

First Quarter 2007 vs. 2006

($ Millions)

Increase

(Decrease)

Retirement and Waiver Agreements and

            Stock Grants to Former CEO and CMO                                                                       $     (24)

Performance Based Compensation                                                                                                        (17)

Stock Price                                                                                                                                                                                                (14)

Medical Benefits (Active and Retiree)                                                                                                 10

Wage Rates                                                                                                                                                                                               4

Other Items                                                                                                                                                                                               1

            Total Net Variance                                                                                                                                           $            (40)

Compensation and Benefits Analysis
First Quarter 2007 vs. 2006
($ Millions)

Casualties

and Other

Claims

+ $9

- $12

- $1

   - $40

Materials,

Services

and Rents

Diesel Fuel

Compensation

and

Benefits

Depreciation

- $6

+ $17

Other

Net Decrease                             $ 33 Million / 2%

Railway Operating Expense Analysis

First Quarter 2007 vs. 2006

($ Millions)

First Qtr

2006

Decreased

Consumption

Reduced

Hedge

Benefit

Lower

Prices

First Qtr

2007

$ 231

- $ 13

- $ 14

+ $ 15

$ 219

Diesel Fuel Cost Analysis
First Quarter 2007 vs. 2006
($ Millions)

Casualties

and Other

Claims

+ $9

- $12

- $1

   - $40

Materials,

Services

and Rents

Diesel Fuel

Compensation

and

Benefits

Depreciation

- $6

+ $17

Other

Net Decrease                             $ 33 Million / 2%

Railway Operating Expense Analysis

First Quarter 2007 vs. 2006

($ Millions)

Casualties

and Other

Claims

+ $9

- $12

- $1

   - $40

Materials,

Services

and Rents

Diesel Fuel

Compensation

and

Benefits

Depreciation

- $6

+ $17

Other

Net Decrease                             $ 33 Million / 2%

Railway Operating Expense Analysis

First Quarter 2007 vs. 2006

($ Millions)

Casualties

and Other

Claims

+ $9

- $12

- $1

   - $40

Materials,

Services

and Rents

Diesel Fuel

Compensation

and

Benefits

Depreciation

- $6

+ $17

Other

Net Decrease                             $ 33 Million / 2%

Railway Operating Expense Analysis

First Quarter 2007 vs. 2006

($ Millions)

Nonoperating Items
First Quarter 2007 vs. 2006
($ Millions)

First Qtr

2006

Change

2007 vs. 2006

Favorable

(Unfavorable)

First Qtr

2007

Other Income – net:

  Gain on Sale of Property

         and Investments                                                               $   2              $19                            $                (17)

  Expenses Related to

      Synthetic Fuel Investments                             (20)          (14)                         (6)

  All Other                                                                                                           25                30                               (5)

                      Other Income - net                             $                7$                                35                 $(28)

Interest Expense on Debt                                           $115          $120                   $                       5

Synthetic Fuel Investments
First Quarter 2007 vs. 2006
($ Millions)

First Qtr

2006

Change

2007 vs. 2006

Favorable

(Unfavorable)

First Qtr

2007

Effect in “Other income – net”                            $              20$                               14               $(6)

Effect in “Provision for income taxes”   27               19                               8

Net benefit from synthetic fuel

         related investments                                                    $  7              $5                                $                 2

$ 420

$ 466

Income Before Income Taxes
First Quarter
($ Millions)

% Change vs. Prior Period                                                      - 10%

                                                                       2006                                                                  2007

$ 135

$ 161

Provision for Income Taxes
First Quarter
($ Millions)

% Change vs. Prior Period                                                - 16%

                                                                       2006                                                                  2007